EXHIBIT 32.1



             Certification of Chief Executive Officer and and Chief
                Financial Officer pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002 regarding Quarterly Report
             on Form 10-QSB for the quarter ended December 31, 2005
 ------------------------------------------------------------------------------

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a British Columbia corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended December 31, 2005, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:   June 2, 2006                  By:/s/ Harmon S. Hardy
         ------------                 ----------------------------------------
                                      Harmon S. Hardy
                                      President and Principal Officer